UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2021
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OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 674-3000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.000% Notes due 2023	OTIS/23	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 7—Financial Information
Item 7.01. Regulation FD Disclosure.
On November 17, 2021, Otis Worldwide Corporation (“Otis”) posted a presentation, entitled "Regional Overview - China and Americas" on the investor relations section of its website at https://www.otisinvestors.com/news-events/events-presentations. The presentation includes information not previously made publicly available and will be used in connection with meetings with investors, analysts and other parties from time to time.
The information in this Item 7.01, including the presentation materials and other information on Otis' website, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by Otis under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: November 17, 2021	By:	/s/ RAHUL GHAI
Rahul Ghai
Executive Vice President & Chief Financial Officer